Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Edwards Group Limited (the “Company”) for the fiscal year ended 31 December 2012 as amended by Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jim Gentilcore, Chief Executive Officer of the Company and David Smith, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(i)                                     The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 12, 2013

By:	/s/ Jim Gentilcore	s/ David Smith
	Jim Gentilcore	David Smith
	Chief Executive Officer	Chief Financial Officer